                                                                    EXHIBIT 10.2

NEITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND APPLICABLE STATE SECURITIES LAWS AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN COMPLIANCE WITH ALL APPLICABLE STATE SECURITIES OR BLUE SKY LAWS. THESE SECURITIES AND THE SECURITIES ISSUABLE UPON EXERCISE OF THESE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.



                             BLUE RHINO CORPORATION

                           ADDITIONAL INVESTMENT RIGHT

Additional Investment Right No. [  ]                   Dated:  December 20, 2002

         Blue Rhino Corporation, a Delaware corporation (the "COMPANY"), hereby certifies that, for value received, [Name of Holder] or its registered assigns (the "HOLDER"), is entitled to purchase from the Company up to a total of [ ] shares of common stock, $0.001 par value per share (the "COMMON STOCK"), of the Company (each such share, an "ADDITIONAL INVESTMENT RIGHT SHARE" and all such shares, the "ADDITIONAL INVESTMENT RIGHT SHARES") at an exercise price equal to $[ ] per share (as adjusted from time to time as provided in Section 9, the "EXERCISE PRICE"), at any time and from time to time from and after the earlier of (i) 90 days after the Closing Date, and (ii) the Effective Date (such earlier date, the "TRIGGER DATE"), and through and including the 90th Trading Day following the Effective Date (the "EXPIRATION DATE"), subject to the following terms and conditions. This Additional Investment Right (this "ADDITIONAL INVESTMENT RIGHT") is one of a series of similar additional investment rights issued pursuant to that certain Securities Purchase Agreement, dated as of the date hereof, by and among the Company and the Purchasers identified therein (the "PURCHASE AGREEMENT"). All such additional investment rights are referred to herein, collectively, as the "ADDITIONAL INVESTMENT RIGHTS."

         1. Definitions. In addition to the terms defined elsewhere in this Additional Investment Right, capitalized terms that are not otherwise defined herein have the meanings given to such terms in the Purchase Agreement.

         2. Registration of Additional Investment Right. The Company shall register this Additional Investment Right, upon records to be maintained by the Company for that purpose (the "ADDITIONAL INVESTMENT RIGHT REGISTER"), in the name of the Holder (which shall include the initial Holder or, as the case may be, any registered assignee to which this Additional Investment Right is permissibly assigned hereunder from time to time). The Company may deem and treat the registered Holder as the absolute owner of this Additional Investment Right for the purpose of any exercise hereof, any distribution in respect hereof and for all other purposes.

         3. Registration of Transfers. The Company shall register the assignment and transfer of any portion of this Additional Investment Right in the Additional Investment Right Register, only upon (i) surrender of this Additional Investment Right, with the Form of Assignment attached hereto duly completed and signed, and (ii) if the registration statement is not effective, (x) if the assignment or transfer is not to an Affiliate of such Holder, delivery of an opinion of counsel reasonably satisfactory to the Company, to the effect that the transfer of such portion of this Additional Investment Right may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws and (y) if the assignment or transfer is to an Affiliate of such Holder, delivery by the transferee of a written statement to the Company certifying that the transferee is an Affiliate of the Holder and an "accredited investor" as defined in Rule 501(a) under the Securities Act and making the representations and certifications as set forth in Sections 3.2(b), (c) and (d) of the Purchase Agreement, in each case, to the Company at its address specified in the Purchase Agreement. Upon any such registration, a new additional investment right to purchase Common Stock, in substantially the form of this Additional Investment Right (any such new additional investment right, a "NEW ADDITIONAL INVESTMENT RIGHT"), evidencing the portion of this Additional Investment Right so transferred shall be issued to the transferee and a New Additional Investment Right evidencing the remaining portion of this Additional Investment Right not so transferred, if any, shall be issued to the transferring Holder. The acceptance of the New Additional Investment Right by the transferee shall be deemed the acceptance by such transferee of all of the rights and obligations in respect of the New Additional Investment Right that the Holder has in respect of this Additional Investment Right.

         4. Exercise and Duration of Additional Investment Right.

         (a) This Additional Investment Right shall be exercisable by the registered Holder at any time and from time to time on or after the Trigger Date and through and including the Expiration Date. At 6:30 P.M., New York City time on the Expiration Date, the portion of this Additional Investment Right not exercised prior thereto shall be and become void and of no value and this Additional Investment Right shall be terminated and no longer outstanding.

         (b) The Holder may exercise this Additional Investment Right by delivering to the Company (i) an exercise notice, in the form attached hereto (the "EXERCISE NOTICE"), completed and duly signed, and (ii) payment of the Exercise Price for the number of Additional Investment Right Shares as to which this Additional Investment Right is being exercised, and the date such items are delivered to the Company (as determined in accordance with the notice provisions hereof) is an "EXERCISE DATE." The delivery by (or on behalf of) the Holder of the Exercise Notice and the applicable Exercise Price as provided above shall constitute the Holder's certification to the Company that its representations contained in Section 3.2(b), (c) and (d) of the Purchase Agreement are true and correct as of the Exercise Date as if remade in their entirety

(or, in the case of any assignee Holder that is not a party to the Purchase Agreement, such assignee Holder's certification to the Company that such representations are true and correct as to such assignee Holder as of the Exercise Date). The Holder shall not be required to deliver the original Additional Investment Right in order to effect an exercise hereunder. Execution and delivery of the Exercise Notice shall have the same effect as cancellation of the original Additional Investment Right and issuance of a New Additional Investment Right evidencing the right to purchase the remaining number of Additional Investment Right Shares.

         5. Delivery of Additional Investment Right Shares.

         (a) Upon exercise of this Additional Investment Right, the Company shall promptly (but in no event later than three Trading Days after the Exercise
Date) issue or cause to be issued and cause to be delivered to or upon the written order of the Holder and in such name or names as the Holder may designate (provided that, if the Registration Statement is not effective and the Holder directs the Company to deliver a certificate for the Additional Investment Right Shares in a name other than that of the Holder or an Affiliate of the Holder, it shall deliver to the Company on the Exercise Date an opinion of counsel reasonably satisfactory to the Company to the effect that the issuance of such Additional Investment Right Shares in such other name may be made pursuant to an available exemption from the registration requirements of the Securities Act and all applicable state securities or blue sky laws or, if the transferee is an Affiliate of the Holder, the statement set forth in Section 3(ii)(y) in lieu of such opinion), a certificate for the Additional Investment Right Shares issuable upon such exercise, free of restrictive legends unless a registration statement covering the resale of the Additional Investment Right Shares and naming the Holder as a selling stockholder thereunder is not then effective and the Additional Investment Right Shares are not freely transferable without volume restrictions pursuant to Rule 144 under the Securities Act. The Holder, or any Person so designated by the Holder to receive Additional Investment Right Shares, shall be deemed to have become holder of record of such Additional Investment Right Shares as of the Exercise Date. The Company shall, upon the written request of the Holder, use its best efforts to deliver Additional Investment Right Shares hereunder electronically through the Depository Trust Corporation or another established clearing corporation performing similar functions.

         (b) This Additional Investment Right is exercisable either in its entirety or, from time to time, for a portion of the number of Additional Investment Right Shares. Upon surrender of this Additional Investment Warrant following one or more partial exercises, the Company shall issue or cause to be issued, at its expense, a New Additional Investment Warrant evidencing the right to purchase the remaining number of Additional Investment Warrant Shares, if requested in writing by the Holder.

         (c) The provisions of this Section 5(c) are expressly subject to the last sentence of Section 5(a). In addition to any other rights available to a Holder, if the Company fails to deliver to the Holder a certificate representing Additional Investment Right Shares on the date on which delivery of such certificate is required by this Additional Investment Right, such Holder may notify the Company via facsimile, mail or any other written means of its failure to deliver the certificate (a "DELIVERY FAILURE NOTICE"). If the Company fails to deliver to the Holder a certificate representing Additional Investment Right Shares by the third Trading Day after delivery of the Delivery Failure Notice by the Holder and if, after such third Trading Day after the delivery of the Delivery Failure Notice the Holder purchases (in an open market transaction or otherwise) shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Additional Investment Right Shares that the Holder anticipated receiving from the Company (a "BUY-IN"), then the Company shall, within three Trading Days after the Holder's request and in the Holder's discretion, either (i) pay cash to the Holder in an amount equal to the Holder's total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased (the "BUY-IN PRICE"), at which point the Company's obligation to deliver such certificate (and to issue such Additional Investment Right Shares) shall terminate, or (ii) promptly honor its obligation to deliver to the Holder a certificate or certificates representing such Additional Investment Right Shares and pay cash to the Holder in an amount equal to the excess (if any) of the Buy-In Price over the product of (A) such number of Additional Investment Right Shares, times (B) the Closing Price on the third Trading Day after the Exercise Date.

         (d) The Company's obligations to issue and deliver Additional Investment Right Shares in accordance with the terms hereof are absolute and unconditional, irrespective of any action or inaction by the Holder to enforce the same, the recovery of any judgment against any Person or any action to enforce the same, or any setoff, counterclaim, recoupment, limitation or termination, or any breach or alleged breach by the Holder or any other Person of any obligation to the Company or any violation or alleged violation of law by the Holder or any other Person. Nothing herein shall limit the Holder's right to pursue any other remedies available to it hereunder, at law or in equity, including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company's failure to timely deliver certificates representing Additional Investment Right Shares upon exercise of the Additional Investment Right as required pursuant to the terms hereof.

         6. Charges, Taxes and Expenses. Issuance and delivery of certificates for shares of Common Stock upon exercise of this Additional Investment Right shall be made without charge to the Holder for any issue or transfer tax, withholding tax, transfer agent fee or other incidental tax or expense in respect of the issuance of such certificates, all of which taxes and expenses shall be paid by the Company; provided, however, that the Company shall not be required to pay any tax which may be payable in respect of any transfer involved in the registration of any certificates for Additional Investment Right Shares or Additional Investment Rights in a name other than that of the Holder. The Holder shall be responsible for all other tax liability that may arise as a result of holding or transferring this Additional Investment Right or receiving Additional Investment Right Shares upon exercise hereof.

         7. Replacement of Additional Investment Right. If this Additional Investment Right is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation hereof, or in lieu of and substitution for this Additional Investment Right, a New Additional Investment Right, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and, if requested, customary and reasonable indemnity. If the Holder seeks a New Additional Investment Right under such circumstances, it shall also comply with such other reasonable regulations and procedures and pay such other reasonable third party costs as the Company may prescribe.

         8. Reservation of Additional Investment Right Shares. The Company covenants that it will at all times reserve and keep available out of its authorized but unissued and otherwise unreserved Common Stock, solely for the purpose of enabling it to issue Additional Investment Right Shares upon exercise of this Additional Investment Right as herein provided, the number of Additional Investment Right Shares which are then issuable and deliverable upon the exercise in full of this Additional Investment Right, free from preemptive rights or any other contingent purchase rights of persons other than the Holder (taking into account the adjustments and restrictions of Section 9). The Company covenants that all Additional Investment Right Shares so issuable and deliverable shall, upon issuance and the payment of the applicable Exercise Price in accordance with the terms hereof, be duly and validly authorized and issued, fully paid and nonassessable. Each of the Company and the Holder will take all such action as may be necessary to assure that such shares of Common Stock may be issued as provided herein without violation of any applicable law or regulation or of any requirements of any securities exchange or automated quotation system upon which the Common Stock may be listed.

         9. Certain Adjustments. The Exercise Price and number of Additional Investment Right Shares issuable upon exercise of this Additional Investment Right are subject to adjustment from time to time as set forth in this Section 9.

         (a) Stock Dividends and Splits. If the Company, at any time while this Additional Investment Right is outstanding, (i) pays a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, (ii) subdivides outstanding shares of Common Stock into a larger number of shares, or (iii) combines outstanding shares of Common Stock into a smaller number of shares, then in each such case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event. Any adjustment made pursuant to clause (i) of this paragraph shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution, and any adjustment pursuant to clauses (ii) or (iii) of this paragraph shall become effective immediately after the effective date of such subdivision or combination.

         (b) Pro Rata Distributions. If the Company, at any time while this Additional Investment Right is outstanding, distributes to holders of Common Stock (i) evidences of its indebtedness, (ii) any security (other than a distribution of Common Stock covered by the preceding paragraph), (iii) rights or warrants to subscribe for or purchase any security, or (iv) any other asset (in each case, "DISTRIBUTED PROPERTY"), then, upon any exercise of the Additional Investment Right that occurs after the record date fixed for determination of stockholders entitled to receive such distribution, the Holder shall be entitled to receive, in addition to the Additional Investment Right Shares otherwise issuable upon such exercise (if applicable), the Distributed Property distributed in respect of one share of Common Stock to holders of Common Stock as of such record date times the number of Additional Investment Right Shares for which the Holder exercises this Additional Investment Right (appropriately adjusted for any stock splits, combination or similar event between such record date and such exercise).

         (c) Fundamental Transactions. If, at any time while this Additional Investment Right is outstanding, (i) the Company effects any merger or consolidation of the Company with or into another Person, (ii) the Company effects any sale of all or substantially all of its assets in one or a series of related transactions, (iii) any tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of Common Stock are permitted to tender or exchange their shares for other securities, cash or property, or (iv) the Company effects any reclassification of the Common Stock or any compulsory share exchange pursuant to which the Common Stock is effectively converted into or exchanged for other securities, cash or property (other than as a result of a subdivision or combination of shares of Common Stock covered by Section 9(a) above) (in any such case, a "FUNDAMENTAL TRANSACTION"), then the Holder shall have the right thereafter to receive, upon exercise of this Additional Investment Right, the same amount and kind of securities, cash or property as it would have been entitled to receive upon the occurrence of such Fundamental Transaction if it had been, immediately prior to such Fundamental Transaction, the holder of the number of Additional Investment Right Shares then issuable upon exercise in full of this Additional Investment Right (the "ALTERNATE CONSIDERATION"). The aggregate Exercise Price for this Additional Investment Right will not be affected by any such Fundamental Transaction, but the Company shall apportion such aggregate Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Additional Investment Right following such Fundamental Transaction. At the Holder's request, any successor to the Company or surviving entity in such Fundamental Transaction shall issue to the Holder a New Additional Investment Right consistent with the foregoing provisions and evidencing the Holder's right to purchase the Alternate Consideration for the aggregate Exercise Price upon exercise thereof. The terms of any agreement pursuant to which a Fundamental Transaction is effected shall include terms requiring any such successor or surviving entity to comply with the provisions of this paragraph (c) and that the Additional Investment Right (or any such replacement security) will be similarly adjusted upon any subsequent transaction analogous to a Fundamental Transaction. If any Fundamental Transaction constitutes or results in a Change of Control, then at the request of the Holder delivered before the 90th day after such Fundamental Transaction (or, if earlier, before the Expiration Date), the Company (or any such successor or surviving entity) will purchase the Additional Investment Warrant from the Holder for a purchase price, payable in cash within five Trading Days after such request (or, if later, on the effective date of the Fundamental Transaction), equal to the Black Scholes value of the remaining unexercised portion of this Additional Investment Warrant on the date of such request.

         (d) Number of Additional Investment Right Shares. Simultaneously with any adjustment to the Exercise Price pursuant to paragraph (a) of this Section, the number of Additional Investment Right Shares that may be purchased upon exercise of this Additional Investment Right shall be increased or decreased proportionately, so that after such adjustment the aggregate Exercise Price payable hereunder for the increased or decreased number of Additional Investment Right Shares shall be the same as the aggregate Exercise Price in effect immediately prior to such adjustment.

         (e) Calculations. All calculations under this Section 9 shall be made to the nearest cent or the nearest share, as applicable. The number of shares of Common Stock outstanding at any given time shall not include shares owned or held by or for the account of the Company; provided that such shares, upon disposition to a third party, shall then be considered outstanding.

         (f) Notice of Adjustments. Upon the occurrence of each adjustment pursuant to this Section 9, the Company at its expense will, at the written request of the Holder, promptly compute such adjustment in accordance with the terms of this Additional Investment Right and prepare a certificate setting forth such adjustment, including a statement of the adjusted Exercise Price and adjusted number or type of Additional Investment Right Shares or other securities issuable upon exercise of this Additional Investment Right (as applicable), describing the transactions giving rise to such adjustments and showing in reasonable detail the facts upon which such adjustment is based, and deliver a copy of each such certificate to the Holder and to the Company's Transfer Agent.

         (g) Notice of Corporate Events. If, while this Additional Investment Right is outstanding, the Company (i) declares a dividend or any other distribution of cash, securities or other property in respect of its Common Stock, including, without limitation, any granting of rights or warrants to subscribe for or purchase any capital stock of the Company or any Subsidiary pro rata to the holders of Common Stock, (ii) authorizes or approves, enters into any agreement contemplating or solicits stockholder approval for any Fundamental Transaction or (iii) authorizes the voluntary dissolution, liquidation or winding up of the affairs of the Company, then the Company shall deliver to the Holder a notice describing the material terms and conditions of such transaction, at least 10 Trading Days prior to the applicable record or effective date on which a Person would need to hold Common Stock in order to participate in or vote with respect to such transaction; provided, however, that the failure to deliver such notice or any defect therein shall not affect the validity of the corporate action required to be described in such notice.

         10. Payment of Exercise Price. The Holder shall pay the Exercise Price in immediately available funds.

         11. Limitation on Exercise. Notwithstanding anything to the contrary contained herein, the number of shares of Common Stock that may be acquired by the Holder upon any exercise of this Additional Investment Right (or otherwise in respect hereof) shall be limited to the extent necessary to ensure that, following such exercise (or other issuance), the total number of shares of Common Stock then beneficially owned by such Holder and its Affiliates and any other Persons whose beneficial ownership of Common Stock would be aggregated with the Holder's for purposes of Section 13(d) of the Exchange Act, does not exceed 4.999% (the "MAXIMUM PERCENTAGE") of the total number of issued and outstanding shares of Common Stock (including for such purpose the shares of Common Stock issuable upon such exercise).

For such purposes, beneficial ownership shall be determined in accordance with
Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. Each delivery of an Exercise Notice hereunder will constitute a representation by the Holder that it has evaluated the limitation set forth in this paragraph and determined that issuance of the full number of Additional Investment Right Shares requested in such Exercise Notice is permitted under this paragraph. The Company's obligation to issue shares of Common Stock in excess of the limitation referred to in this Section shall be suspended (and, except as provided below, shall not terminate or expire notwithstanding any contrary provisions hereof) until such time, if any, as such shares of Common Stock may be issued in compliance with such limitation; provided that, if, as of 6:30 p.m., New York City time on the Expiration Date, the Company has not received written notice that the shares of Common Stock may be issued in compliance with such limitation, the Company's obligation to issue such shares shall terminate. By written notice to the Company, the Holder may waive the provisions of this Section or increase or decrease the Maximum Percentage to any other percentage specified in such notice, but (i) any such waiver or increase will not be effective until the 61st day after such notice is delivered to the Company, and (ii) any such waiver or increase or decrease will apply only to the Holder and not to any other holder of Additional Investment Rights.

         12. Fractional Shares. The Company shall not be required to issue or cause to be issued fractional Additional Investment Right Shares on the exercise of this Additional Investment Right. If any fraction of a Additional Investment Right Share would, except for the provisions of this Section, be issuable upon exercise of this Additional Investment Right, the number of Additional Investment Right Shares to be issued will be rounded up to the nearest whole share.

         13. Notices. Any and all notices or other communications or deliveries hereunder (including without limitation any Exercise Notice) shall be in writing and shall be deemed given and effective on the earliest of (i) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section prior to 6:30 p.m. (New York City time) on a Trading Day, (ii) the next Trading Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number specified in this Section on a day that is not a Trading Day or later than 6:30 p.m. (New York City time) on any Trading Day, (iii) the Trading Day following the date of deposit with a nationally recognized overnight courier service, or (iv) upon actual receipt by the party to whom such notice is required to be given. The address and facsimile numbers for such notices or communications shall be as set forth in the Purchase Agreement.

         14. Additional Investment Right Agent. The Company shall serve as additional investment right agent under this Additional Investment Right. Upon 30 days' notice to the Holder, the Company may appoint a new additional investment right agent. Any corporation into which the Company or any new additional investment right agent may be merged or any corporation resulting from any consolidation to which the Company or any new additional investment right agent shall be a party or any corporation to which the Company or any new additional investment right agent transfers substantially all of its corporate trust or stockholder services business shall be a successor additional investment right agent under this Additional

Investment Right without any further act. Any such successor additional investment right agent shall promptly cause notice of its succession as additional investment right agent to be mailed (by first class mail, postage prepaid) to the Holder at the Holder's last address as shown on the Additional Investment Right Register.

         15. Restrictions on Transfers. From the date of the initial exercise of this Additional Investment Right (if any) until the six (6) month anniversary of such initial exercise, the Holder agrees that it shall maintain Beneficial Ownership of at least a number of shares of Common Stock equal to the number of Additional Investment Right Shares purchased under this Additional Investment Right.

         16. Miscellaneous.

         (a) Subject to the restrictions on transfer set forth on the first page hereof and in Section 15, this Additional Investment Right may be transferred or assigned by the Holder; provided that the Company's obligation to register such transfer or assignment and right to recognize the registered Holder as the absolute owner hereof shall be as set forth in Section 3 and Section 2, respectively. This Additional Investment Right may not be assigned by the Company except to a successor in the event of a Fundamental Transaction. This Additional Investment Right shall be binding on and inure to the benefit of the parties hereto and their respective successors and assigns. Subject to the preceding sentence, nothing in this Additional Investment Right shall be construed to give to any Person other than the Company and the Holder any legal or equitable right, remedy or cause of action under this Additional Investment Right. This Additional Investment Right may be amended only in writing signed by the Company and the Holder, or their respective successors and assigns.

         (b) The Company will not, by amendment of its governing documents or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Additional Investment Right, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder against impairment. Without limiting the generality of the foregoing, the Company (i) will not increase the par value of any Additional Investment Right Shares above the amount payable therefor on such exercise, (ii) will take all such action as may be reasonably necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Additional Investment Right Shares on the exercise of this Additional Investment Right, and (iii) will not close its stockholder books or records in any manner which interferes with the timely exercise of this Additional Investment Right.

         (c) GOVERNING LAW; VENUE; WAIVER OF JURY TRIAL. THE CORPORATE LAWS OF THE STATE OF DELAWARE SHALL GOVERN ALL ISSUES CONCERNING THE RELATIVE RIGHTS OF THE COMPANY AND ITS STOCKHOLDERS AND ALL QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY, ENFORCEMENT AND INTERPRETATION OF THIS ADDITIONAL INVESTMENT RIGHT. EACH PARTY HEREBY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS SITTING IN THE STATE OF DELAWARE FOR THE ADJUDICATION OF ANY DISPUTE

HEREUNDER OR IN CONNECTION HEREWITH OR WITH ANY TRANSACTION CONTEMPLATED HEREBY OR DISCUSSED HEREIN (INCLUDING WITH RESPECT TO THE ENFORCEMENT OF ANY OF THE TRANSACTION DOCUMENTS), AND HEREBY IRREVOCABLY WAIVES, AND AGREES NOT TO ASSERT IN ANY SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF ANY SUCH COURT, THAT SUCH SUIT, ACTION OR PROCEEDING IS IMPROPER. EACH PARTY HEREBY IRREVOCABLY WAIVES PERSONAL SERVICE OF PROCESS AND CONSENTS TO PROCESS BEING SERVED IN ANY SUCH SUIT, ACTION OR PROCEEDING BY MAILING A COPY THEREOF VIA REGISTERED OR CERTIFIED MAIL OR OVERNIGHT DELIVERY (WITH EVIDENCE OF DELIVERY) TO SUCH PARTY AT THE ADDRESS IN EFFECT FOR NOTICES TO IT UNDER THIS AGREEMENT AND AGREES THAT SUCH SERVICE SHALL CONSTITUTE GOOD AND SUFFICIENT SERVICE OF PROCESS AND NOTICE THEREOF. NOTHING CONTAINED HEREIN SHALL BE DEEMED TO LIMIT IN ANY WAY ANY RIGHT TO SERVE PROCESS IN ANY MANNER PERMITTED BY LAW. THE COMPANY HEREBY WAIVES ALL RIGHTS TO A TRIAL BY JURY.

         (d) The headings herein are for convenience only, do not constitute a part of this Additional Investment Right and shall not be deemed to limit or affect any of the provisions hereof.

         (e) In case any one or more of the provisions of this Additional Investment Right shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Additional Investment Right shall not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which shall be a commercially reasonable substitute therefor and, upon such agreement, shall incorporate such substitute provision in this Additional Investment Right.

                  [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK,
                             SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the Company has caused this Additional Investment Right to be duly executed by its authorized officer as of the date first indicated above.


                                            BLUE RHINO CORPORATION


                                            By: ____________________
                                            Name: __________________
                                            Title: _________________

                             FORM OF EXERCISE NOTICE

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Additional Investment Right)

To:  Blue Rhino Corporation

The undersigned is the Holder of Additional Investment Right No. _______ (the "ADDITIONAL INVESTMENT RIGHT") issued by Blue Rhino Corporation, a Delaware corporation (the "COMPANY"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Additional Investment Right.

1. The Additional Investment Right is currently exercisable to purchase a total of ______________ Additional Investment Right Shares.

2. The undersigned Holder hereby exercises its right to purchase _________________ Additional Investment Right Shares pursuant to the Additional Investment Right.

3. The holder shall pay the sum of $____________ to the Company in accordance with the terms of the Additional Investment Right.

4. Pursuant to this exercise, the Company shall deliver to the holder _______________ Additional Investment Right Shares in accordance with the terms of the Additional Investment Right.

5. Following this exercise, the Additional Investment Right shall be exercisable to purchase a total of ______________ Additional Investment Right Shares.



Dated:_______________, _____        Name of Holder:

                                    (Print)________________________________

                                    By: ___________________________________
                                    Name: _________________________________
                                    Title: ________________________________

                                    (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

                               FORM OF ASSIGNMENT

 [To be completed and signed only upon transfer of Additional Investment Right]

         FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ________________________________ the right represented by the within Additional Investment Right to purchase ____________ shares of Common Stock of Blue Rhino Corporation to which the within Additional Investment Right relates and appoints ________________ attorney to transfer said right on the books of Blue Rhino Corporation with full power of substitution in the premises.



Dated:_______________, _____


                                    __________________________________________
                                    (Signature must conform in all respects to name of holder as specified on the face of the Additional Investment Right)

                                    __________________________________________
                                    Address of Transferee

                                    __________________________________________
                                    __________________________________________





In the presence of:


_____________________________